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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported):November 12, 1998

                        FINANCIAL ASSET SECURITIES CORP.

             (Exact name of registrant as specified in its charter)


              Delaware                                    333-44067                            06-1442101
--------------------------------------                 -----------------                  -----------------------
   (State or Other Jurisdiction of                       (Commission                          (I.R.S. Employer
           Incorporation)                                File Number)                       Identification No.)

    600 Steamboat Road Greenwich,
             Connecticut                                                                        06830
--------------------------------------                                                    -------------------
   (Address of Principal Executive                                                            (Zip Code)
              Offices)

Registrant's telephone number, including area code (203) 622-2700
--------------------------------------------------------------------------------


Item 5.  Other Events.

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Residential Mortgage Loan Trust 1998-1 Certificates.

         In connection with the offering of the Residential Mortgage Loan Trust 1998-1 Certificates, Greenwich Capital Markets, Inc.( "Greenwich Capital"), as the underwriter of the Offered Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Greenwich Capital with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated November 13, 1998.

         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 28, 1998 and the prospectus supplement dated November 10, 1998, of Financial Asset Securities Corp., relating to its Residential Mortgage Loan Trust 1998-1 Certificates.


         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.2     Collateral Term Sheets.
                  filed on Form SE dated November 13, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINANCIAL ASSET SECURITIES CORP.

                                          By:   /s/ Anne Mulligan

                                                Name:   Anne Mulligan
                                                Title:  Vice President

Dated:  November 13, 1998


Exhibit Index

Exhibit                                                                    Page

99.2              Collateral Term Sheets
                  filed on Form SE dated November 13, 1998.


                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                               November 13, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      Financial Asset Securities Corp.
                           Residential Mortgage Loan Trust 1998-1
                           Certificates
                           --------------------------------------

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.

                                                      Very truly yours,

                                                      /s/ Edward B. Locke

                                                      Edward B. Locke

Enclosure